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SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
DRS Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

As filed with the Commission on December 22, 2003

        December 22, 2003

Dear Stockholder:

        I am writing to invite you to a special meeting of stockholders of DRS Technologies, Inc. on Thursday, January 22, 2004 at the company's offices, 5 Sylvan Way, Parsippany, New Jersey, 07054, at 9:00 a.m., local time. At this meeting, you will be asked to approve an amendment to DRS's certificate of incorporation to increase our authorized common stock from 30,000,000 shares to 50,000,000 shares. You also will be asked to approve an amendment and restatement of our 1996 Omnibus Plan to increase the maximum number of shares available for awards from 3,875,000 to 5,875,000 and to make certain other changes.

        We recently issued approximately 4.3 million shares of common stock in connection with the acquisition of Integrated Defense Technologies, Inc. As of December 18, 2003, there were approximately 26.9 million shares of common stock issued and outstanding and approximately 3 million shares reserved for issuance upon exercise of outstanding options. This leaves a minimal number of shares available for future use. Your board of directors believes this limitation on DRS's flexibility is not prudent and we therefore seek your approval of the proposed amendments.

        Your vote is important! The proposed amendments to the certificate of incorporation and the 1996 Omnibus Plan have been unanimously approved by DRS's board of directors. For the reasons explained in the enclosed proxy statement, we urge you to vote FOR the approval and adoption of the amendment of the certificate of incorporation and the amendment and restatement of the 1996 Omnibus Plan.

        Whether or not you plan to attend the special meeting, your vote is important. Please sign, date and mail the enclosed proxy card promptly. Returning a signed and dated proxy card will not prevent you from voting in person at the special meeting should you later decide to do so.

        Your continued interest and participation in the affairs of DRS is most appreciated.

Very truly yours,
Mark S. Newman Chairman, President and Chief Executive Officer

If you have any questions, or require any assistance in voting your shares, please call our proxy solicitor, Innisfree M&A Incorporated, toll-free, at 1-888-750-5834.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on January 22, 2004

December 22, 2003

To the Stockholders of DRS Technologies, Inc.:

        Notice is hereby given that a special meeting of stockholders (the "meeting") of DRS Technologies, Inc., a Delaware corporation ("DRS"), will be held at the company's offices, 5 Sylvan Way, Parsippany, New Jersey, 07054, at 9:00 a.m., local time, on Thursday, January 22, 2004, for the following purposes:

  (1)
  To amend DRS's certificate of incorporation, as amended, to increase its authorized common stock from 30,000,000 shares to 50,000,000 shares;

  (2)
  To amend and restate DRS's 1996 Omnibus Plan, as amended (the "Plan"), to (i) increase the maximum number of shares available for awards from 3,875,000 to 5,875,000 and (ii) make the changes set forth in the form of Amended and Restated Plan attached hereto as Exhibit B; and

  (3)
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on December 18, 2003 are entitled to notice of and to vote at the meeting and any adjournment thereof.

By Order of the Board of Directors of DRS Technologies, Inc.,
NINA LASERSON DUNN Secretary Parsippany, New Jersey

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, please vote as soon as possible. To vote your shares, call the toll-free telephone number (1-800-435-6710) or use the Internet as described in the instructions on the enclosed proxy card, or complete, sign, date and return your proxy card. Voting over the Internet, by telephone or by written proxy will assure that your vote is counted at the meeting if you do not attend in person.

Exhibit A	Form of Certificate of Amendment to The Certificate of Incorporation of DRS Technologies, Inc.
Exhibit B	Form of Proposed Amended and Restated 1996 Omnibus Plan (Marked to show proposed changes)
Exhibit C	Form of Proxy Card

i

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS
January 22, 2004

        We are providing these proxy materials in connection with the solicitation of proxies by DRS Technologies, Inc. ("DRS") on behalf of the board of directors of DRS (the "board") for a special meeting of stockholders (the "meeting") to be held on January 22, 2004, at 9:00 a.m., local time, at the company's principal executive offices, 5 Sylvan Way, Parsippany, New Jersey, 07054.

        We are sending these proxy materials on or about December 23, 2003 to all stockholders of DRS as of December 18, 2003, the record date for the special meeting. Stockholders who owned DRS's common stock at the close of business on December 18, 2003 are entitled to attend and vote at the meeting.

PROPOSAL 1:
AMENDMENT TO DRS'S CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES
FROM 30,000,000 TO 50,000,000

        DRS's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), currently authorizes the issuance of 30,000,000 shares of common stock with a par value of one cent ($.01) per share, and 2,000,000 shares of preferred stock, with a par value of ten dollars ($10.00) per share. On November 6, 2003, the board adopted a resolution proposing that Article FOURTH of the Amended and Restated Certificate of Incorporation be amended to increase the authorized number of shares of common stock from 30,000,0000 to 50,000,000 pursuant to the proposed Certificate of Amendment attached hereto as Exhibit A, subject to stockholder approval of the amendment. In connection with the acquisition of Integrated Defense Technologies, Inc. ("IDT"), DRS issued approximately 4.3 million shares of common stock to former stockholders of IDT. As of December 18, 2003, 26,912,884 shares of common stock were issued and outstanding, 1,024 shares were reserved for issuance to former stockholders of IDT, 2,984,011 shares were reserved for issuance under the 1996 Omnibus Plan, as amended (the "Plan"), and other agreements and 50,000 unissued shares were reserved in connection with exercised options. Accordingly, there are only about 52,081 shares of common stock currently available for future use. Your board believes this limitation on DRS's flexibility is not prudent.

        The board believes that the proposed change is advisable for several reasons. The availability of additional authorized but unissued shares will provide DRS with the flexibility to issue common stock for a variety of corporate purposes, including, but not limited to, making acquisitions through the use of stock, raising capital, adopting additional employee benefit plans, reserving additional shares for issuance under such plans and under plans of acquired companies and for other corporate purposes. The board believes that approval of the proposed amendment to increase the authorized shares of common stock is necessary to provide the company with the flexibility to pursue these types of opportunities without added delay and expense. If the proposed amendment is adopted, 20,000,000 additional shares of common stock will be available for issuance by the board without any further stockholder approval, although certain issuances of shares may require stockholder approval in accordance with the requirements of the New York Stock Exchange or Delaware law. DRS has no current plans to use the additional shares in connection with a merger or other business combination.

        The flexibility of the board to issue additional shares of stock could enhance the board's ability to negotiate on behalf of the stockholders in a takeover situation. Although it is not the purpose of the proposed amendment, the board could potentially use the newly authorized shares of common stock to discourage, delay or make more difficult a change in control of DRS. For example, these shares could be privately placed with purchasers who might align themselves with the board in opposing a hostile takeover bid. The issuance of additional shares might serve to dilute the stock ownership of a person seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. We are not aware of any pending or proposed effort to acquire control of DRS.

        The relative rights and limitations of the common stock would remain unchanged under the proposed amendment. DRS's stockholders do not currently have preemptive rights with respect to common stock. Thus, if the board determines to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase such shares. If the board determines to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share and voting power of current stockholders.

        Under Section 242(b) of the Delaware General Corporation Law, an amendment to a company's certificate of incorporation must be approved by a majority of the board of directors and by holders of a majority of the company's outstanding shares. As required under Section 242(b), the board has unanimously adopted a resolution approving, and recommending to our stockholders for approval, a proposal to amend DRS's certificate of incorporation to increase the number of authorized shares of common stock from 30,000,000 to 50,000,000 and to submit such amendment to the vote of stockholders at the meeting. The text of the proposed Certificate of Amendment to DRS's Certificate of Incorporation is attached as Exhibit A to this proxy statement. If the proposed amendment is adopted, it will become effective upon filing the Certificate of Amendment with the Delaware Secretary of State.

        Approval of the proposal requires approval of a majority of votes cast by holders of all outstanding shares of DRS common stock entitled to vote at the meeting. An abstention with respect to this proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the result of the vote.

        In all other respects, the Certificate of Incorporation will remain as previously approved and adopted.

PROPOSAL 2: AMENDMENT AND RESTATEMENT OF THE 1996 OMNIBUS PLAN

  Proposal 2: To amend and restate DRS's 1996 Omnibus Plan, as amended, to (i) increase the maximum shares available for awards from 3,875,000 to 5,875,000 and (ii) make the other changes set forth in the form of Proposed Amended and Restated Plan attached hereto as Exhibit B.

        On November 6, 2003, the board adopted a resolution to amend the Plan to increase the number of shares of common stock reserved for issuance under the Plan from 3,875,000 shares to 5,875,000 shares and to make certain other changes described below. The proposed Amended and Restated Plan is attached hereto as Exhibit B (the "Amended and Restated Plan").

        The increased number of shares is required because the number of shares currently available under the Plan is insufficient to satisfy our anticipated incentive compensation needs for current and future employees, officers and directors. As of December 18, 2003, DRS had options to purchase 2,984,011 shares outstanding, 50,000 unissued shares associated with exercised options and options to purchase 52,081 shares available for issuance under the Plan. Accordingly, the board determined that the Plan should be amended to increase the number of shares available for issuance.

        The proposed Amended and Restated Plan also includes the following changes, as indicated in Exhibit B hereto. These changes are not substantive and will not have any material effect on the participants in the Plan, DRS or its stockholders.

  •
  The Plan was adopted in 1996 and includes certain language regarding Rule 16b-3 promulgated under the Securities Exchange Act, as amended (hereinafter referred to as "Rule 16b-3"), as in existence in 1996. The Securities and Exchange Commission amended Rule 16b-3 to remove the requirement for stockholder approval of any material amendment to a plan and to remove disinterested administration restrictions which limited the ability of directors to grant discretionary awards to themselves. Rule 16b-3 was also amended to substitute "non-employee director" in lieu of "disinterested person." These changes have been reflected in the proposed Amended and Restated Plan accordingly. The language being revised in the Amended and Restated Plan is no longer applicable and the changes proposed in the Amended and Restated Plan are required in order to comply with the current Rule 16b-3. These changes do not affect the applicability of Rule 16b-3 to grants made under the Plan.

  •
  In the Amended and Restated Plan, references to the NASDAQ Stock Market have been changed to the New York Stock Exchange, to correct a typographical error.

  •
  The Plan provides that a change in control occurs when any "Person" acquires more than 25% of DRS's outstanding securities. The following entities are currently excluded from the definition of "Person" because they were principal stockholders of DRS at the time that the Plan was adopted in 1996: First Pacific Advisors, Inc., Palisade Capital Management, LLC and Taglich Brothers, D'Amadeo, Wagner and Co., Inc. These entities are no longer principal stockholders of DRS, thus these exclusions from the definition of "Person" have been eliminated in the Amended and Restated Plan.

  •
  The company changed its name from Diagnostic/Retrieval Systems Inc. to DRS Technologies in 1997. This name change has been reflected in the Amended and Restated Plan.

  •
  The definition of "Committee" has been changed to clarify the name of the committee administering the Plan.

        The board believes that adoption of the Amended and Restated Plan would, among other things, enhance stockholders' long-term value by offering opportunities to our employees, directors and officers to participate in our growth and success, and would encourage them to remain in the service of, and to acquire stock ownership in, DRS. The board also wants to increase the number of shares available for options to enable DRS to offer these opportunities to its new employees, as DRS continues to grow. Our equity compensation program enables us to attract, motivate and retain key employees necessary for us to compete in our industry. The Plan is an important vehicle that helps to strengthen the overall competitiveness of our compensation packages and enable us to accomplish our strategic objectives. The board believes that existing option grants and stock awards have contributed to our achievements and that the granting of stock options and stock awards for these purposes is comparable with the practices of companies engaged in similar businesses. The board considered the advice of DRS's compensation consultants, Mercer, the Human Resource Consulting division of the Marsh and McLennan Company, in approving Proposal 2 and determining the increased number of shares to be reserved for issuance under the Amended and Restated Plan.

        The Amended and Restated Plan is being presented to DRS's stockholders for approval at the special meeting. Assuming a quorum is present, the amendment and restatement of the Plan requires approval of a majority of votes cast by stockholders present at the meeting.

        Except for the increase in the maximum number of shares available for awards under the Plan, there are no material changes in connection with the proposed amendment and the provisions of the

Plan will remain as adopted by the stockholders at the 1996 annual meeting of stockholders and subsequently amended.

        The following summary of the material features of the Plan (which assumes adoption of the Amended and Restated Plan) is qualified in its entirety by reference to the complete text of the Plan (as proposed to be amended and restated), a copy of which is attached.

        The Plan is intended to provide our officers and other employees with appropriate incentives and rewards to encourage them to enter into and continue in our employ and to acquire a proprietary interest in our long-term success; to compensate each member of our board who is not and has never been a DRS employee and to provide to such members of the board incentives which are directly linked to increases in the value of our common stock; and to reward the performance of individual officers, other employees and such members of our board of directors in fulfilling their personal responsibilities for long-range achievements. The board believes that the Amended and Restated Plan is in the best interests of our stockholders because approval of the Amended and Restated Plan will enable us to continue to implement effectively the Plan and attain the stated goals of the Plan. If the Amended and Restated Plan is not approved, we will soon deplete the number of shares available for grants under the Plan.

        Awards made under the Plan are intended to be eligible for the exception provided by Rule 16b-3, as currently in effect. In addition, the Plan is intended to allow the grant of awards of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock and phantom stock that in the case of executive officers, comply with the performance-based compensation exception under Section 162(m) of the Internal Revenue Code of 1986, as amended ("the Code"), which generally limits the deduction by an employer for compensation of certain covered officers. See "Certain Federal Income Tax Consequences—Performance-Based Compensation."

General

        The Plan provides for the granting of awards to such of our employees (including our officers, whether or not they are our directors) and consultants as the Executive Compensation Committee of the board may select from time to time (the "committee"). Approximately 2,500 employees and consultants are currently eligible to participate in the Plan. The Plan also provides for the mandatory granting of non-qualified stock options to our non-employee directors. Currently, there are ten such directors. As of December 18, 2003, the fair market value of one share of common stock was $27.30.

        Assuming DRS's stockholders approve the Amended and Restated Plan, an aggregate of 5,875,000 shares of common stock will be reserved for issuance under the Plan, subject to adjustment as described below. Such shares may be authorized but unissued common stock or authorized and issued common stock held in treasury. Generally, shares subject to an award that remain unissued upon expiration or cancellation of the award will be available for other awards under the Plan. The total number of shares of common stock subject to awards (including awards paid in cash but denominated as shares of common stock) granted to any participant of the Plan during any DRS tax year may not exceed 200,000. In the event that the committee determines that any dividend or other distribution, stock split, recapitalization, reorganization, merger or other similar corporate transaction or event affects the common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Plan, then the committee will make such equitable changes or adjustments as it deems necessary to the number and kind of shares of common stock which may thereafter be issued in connection with awards, the limit on individual awards, the number and kind of shares of common stock subject to each outstanding award, and the exercise price, grant price or purchase price of each award.

        Awards under our Plan may be made in the form of:

  •
  Incentive Stock Options

  •
  Non-Qualified Stock Options (Incentive Stock Options and Non-Qualified Stock Options are collectively referred to as "options" in this section)

  •
  Stock Appreciation Rights

  •
  Restricted Stock

  •
  Phantom Stock

  •
  Stock Bonuses

  •
  Other Awards

Administration

        The committee administers the Plan. The Plan requires that the committee, at all times, consist of two or more persons, each of whom is an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee director" within the meaning of Rule 16b-3. The committee is authorized, among other things, to construe, interpret and implement the provisions of the Plan, to select the persons to whom awards will be granted, to determine the terms and conditions of such awards and to make all other determinations deemed necessary or advisable for the administration of the Plan.

Awards Under The Plan

Stock Options

        Unless the committee expressly provides otherwise, options granted under the Plan are not exercisable prior to one year after the date of grant and become exercisable as to 25% of the shares subject thereto on each of the first through fourth anniversaries of the date of grant. The committee determines each option's expiration date; provided, however, that no incentive stock option may be exercised more than ten years after the date of grant. The purchase price per share payable upon exercise of an option (the "option exercise price") is established by the committee; provided, however, that in the case of an incentive stock option, the option exercise price may be no less than the fair market value of a share of common stock on the date of grant. The option exercise price is payable by any one of the following methods or a combination thereof: (i) cash, (ii) personal, certified or bank cashier's check, (iii) wire transfer, (iv) with the consent of the committee, by surrender of shares of common stock held at least six months by the participant and having a fair market value on the date of the exercise equal to the option exercise price, or (v) by such other payment method as the committee may prescribe.

        The committee may specify at the time of grant or, with respect to non-qualified stock options, at or after the time of grant, that a participant will be granted a new non-qualified stock option (a "reload option") for a number of shares equal to the number of shares surrendered by the participant upon exercise of all or part of an option; provided, however, that no reload option may be granted to a non-employee director. Reload options will be subject to such conditions as may be specified by the committee in its discretion, subject to the terms of the Plan.

        The Plan provides that a non-employee director who becomes a member of our board subsequent to the date of adoption of the Plan (a "subsequent director") will be granted automatically a non-qualified stock option to purchase 5,000 shares of common stock. On the date of each annual meeting subsequent to the annual meeting immediately following the date of adoption of the Plan (or, in the case of a subsequent director, subsequent to such subsequent director becoming a member of our board), each non-employee director will be granted automatically a non-qualified stock option to purchase 2,500 shares of common stock; provided, however, that in no event may a current non-employee director be granted options to purchase more than 2,500 shares of common stock during any DRS tax year under the Plan or any other DRS stock option plan. Non-qualified stock options granted to non-employee directors will become fully exercisable on the first anniversary of the grant and will expire ten years from the date of grant. During fiscal year 2003, each of the non-employee directors was granted an option to purchase 2,500 shares of common stock. See "Compensation of Directors." Each such award had a total weighted average fair value of $29,136, calculated using standard application of the Black-Scholes pricing model.

Stock Appreciation Rights

        Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan, other than a non-qualified stock option granted to a non-employee director. A stock appreciation right granted independently of any option will be subject to the same vesting rules as described above for options. A stock appreciation right granted in tandem with any stock option will be exercisable only when and to the extent the option to which it relates is exercisable. The grantee of a stock appreciation right has the right to surrender the stock appreciation right and receive from us, in cash and/or shares of common stock at our discretion, an amount equal to the excess of the fair market value of a share of common stock over the exercise price of the stock appreciation right for each share of common stock in respect of which such stock appreciation right is being exercised.

Restricted Stock

        The committee may grant restricted shares of common stock to such of our employees and consultants, in such amounts, and subject to such terms and conditions as the committee may determine in its discretion. Awards of restricted stock granted to our executive officers may be contingent on our attainment of one or more pre-established performance goals established by the committee based on our attainment of any one or more of the following performance criteria:

  •
  a specified percentage return on total stockholder equity;

  •
  a specified percentage increase in earnings per share of common stock;

  •
  a specified percentage increase in net income (before or after taxes);

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  a specified percentage increase in earnings before interest, taxes, depreciation and amortization;

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  a specified percentage increase in earnings before interest and income taxes, as adjusted for corporate office overhead expense allocation;

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  a specified percentage increase in revenues;

  •
  a specified minimum return on assets; or

  •
  such other criteria as stockholders may approve.

Phantom Stock

        The committee may grant shares of phantom stock to such of our employees and consultants, in such amounts, and subject to such terms and conditions as the committee may determine in its discretion. If the requirements specified by the committee are met, the grantee of such an award will receive an amount of cash and/or shares of our common stock equal to the fair market value of the shares covered thereby plus the dividends that would have been paid on such shares had they actually been outstanding following the grant date. Awards of phantom stock granted to our executive officers may be contingent on our attainment of any one or more pre-established performance goals established by the committee based on our attainment of any one or more of the performance criteria described above under "—Awards Under the Plan—Restricted Stock."

Stock Bonuses

        The committee may grant bonuses comprised of shares of common stock to such of our employees and consultants, in such amounts and subject to such conditions as the committee may determine in its discretion. No executive officer will be eligible to receive a stock bonus under the Plan unless the committee makes a prior determination of eligibility.

Other Awards

        Other awards valued in whole or in part by reference to, or otherwise based on, common stock may be granted either alone or in addition to other awards under the Plan. Subject to the provisions of the Plan, the committee will have the sole and complete authority to determine the employees and consultants to whom and the time or times at which such other awards will be granted, the number of shares of common stock to be granted pursuant to such other awards and all other conditions of such other awards.

Termination of Employment

        The Plan sets forth the following provisions which, in the absence of specific provisions in the award agreements, govern the treatment of awards upon termination of employment or service. Upon a participant's termination of employment for any reason other than cause, disability or death, options and stand-alone stock appreciation rights that are not exercisable at the time of termination will be forfeited and those that are exercisable will remain exercisable for three months following the termination date, unless the participant dies within those three months, in which case the options and stand-alone stock appreciation rights will expire one year after the termination date. Upon a participant's termination of employment due to disability or death, options and stand-alone stock appreciation rights that are not exercisable at the time of termination will be forfeited and those that are exercisable will remain exercisable for one year following the termination date. Upon termination for cause, all of the participant's outstanding options and stand-alone stock appreciation rights will expire on the termination date. Upon termination of a non-employee director's service with DRS other than for cause, any non-qualified stock option granted to such director as a formula stock option will remain exercisable until the earlier of (i) two years from the date of termination of service or (ii) the expiration of the option. Upon termination of a non-employee director's service with DRS for cause, all non-qualified stock options granted to such director as formula stock options will expire on the date of termination of the director's service with DRS. Upon a participant's termination of employment with DRS for any reason, all of such participant's unvested shares of restricted stock are forfeited to DRS, unless, if the termination is for any reason other than for cause, the committee determines to permit the participant to retain such unvested shares. In the event of a forfeiture of shares of restricted stock, DRS will repay the participant the amount paid, if any, by the participant for such forfeited shares. Upon a participant's termination of employment with DRS for any reason, all of such participant's unvested shares of phantom stock will be forfeited.

Other Features of the Plan

        In the event of a change in control, all outstanding awards will become fully vested and/or immediately exercisable. The board may suspend, revise, terminate or amend the Plan at any time, subject to any required stockholder approval pursuant to applicable laws, rules and regulations; provided, however, that no such action may, without the consent of a participant, reduce the participant's rights under any outstanding award. During a participant's lifetime, subject to the approval of the committee and such conditions as the committee may prescribe, options may, in certain circumstances, be transferred, assigned or encumbered. Upon a participant's death, awards may be exercised only by the executor or administrator of the participant's estate or by a person who acquired such exercise right by will or by the laws of descent or distribution.

Plan Benefits

Fiscal 2004 Year Awards

        Inasmuch as awards (other than awards of non-qualified stock options to non-employee directors) under the Plan are made on a discretionary basis by the committee, it is not possible to determine the benefits that will be received by our executive officers and our other employees under the Plan in 2004. As of the date hereof, no shares have been issued under the Plan on the basis of the 2,000,000-share increase subject to this proposal. Awards to non-employee directors under the Plan are not discretionary; during fiscal year 2004, each of the non-employee directors was granted an option to purchase 2,500 shares of common stock. See "Awards Under the Plan—Stock Options."

Stock Awards

        The table below shows, as to our executive officers and the other individuals and groups indicated, the number of shares of common stock subject to option grants made under the Plan, between the Plan's inception and December 18, 2003.

NAME AND POSITION	NUMBER OF SHARES UNDERLYING OPTIONS GRANTED
Mark S. Newman, Chairman of the Board, President and Chief Executive Officer	630,000
Paul G. Casner, Jr., Executive Vice President, Chief Operating Officer	220,000
Nina Laserson Dunn, Executive Vice President, General Counsel & Secretary	175,000
Robert F. Mehmel, Executive Vice President, Business Operations & Strategy	115,000
Richard A. Schneider, Executive Vice President, Chief Financial Officer	138,750
All current executive officers as a group	1,278,750
All current directors who are not executive officers as a group	180,000	(a)
Each associate of any such directors or executive officers	0
Each other person who received 5% of such options or rights	0
All employees, including all current officers who are not executive officers, as a group (324 persons)	2,353,617

(a)
Does not include 5,000 options granted to DRS's new director, Robert B. McKeon, on December 19, 2003.

Certain Federal Income Tax Consequences

        THE FOLLOWING DISCUSSION IS A BRIEF SUMMARY OF THE PRINCIPAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES UNDER CURRENT FEDERAL INCOME TAX LAWS RELATING TO AWARDS UNDER THE PLAN. THIS SUMMARY IS NECESSARILY GENERAL IN NATURE AND DOES NOT PURPORT TO BE EXHAUSTIVE. AMONG OTHER THINGS, THE SUMMARY DOES NOT DESCRIBE STATE, LOCAL OR FOREIGN INCOME AND OTHER TAX CONSEQUENCES. IN ADDITION, STATUTORY PROVISIONS ARE SUBJECT TO CHANGE, AS ARE THEIR INTERPRETATIONS, AND THEIR APPLICATION MAY VARY IN INDIVIDUAL CIRCUMSTANCES.

Incentive Stock Options

        An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code (unless the optionee is subject to the alternative minimum tax). Optionees who neither dispose of their shares acquired upon the exercise of an incentive stock option ("ISO shares") within two years after the stock option grant date nor within one year after the exercise date normally will recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the amount paid for the ISO shares. If an optionee disposes of the ISO shares within two years after the stock option grant date or within one year after the exercise date (each a "disqualifying disposition"), the optionee will realize ordinary income at the time of the disposition in an amount equal to the excess, if any, of the fair market value of the ISO shares at the time of exercise (or, if less, the amount realized on such disqualifying disposition) over the exercise price of the ISO shares being purchased. Any additional gain will be capital gain, taxed at a rate that depends upon the amount of time the ISO shares were held by the optionee. A capital gain will be long-term if the optionee's holding period is more than 12 months. DRS will be entitled to a deduction in connection with the disposition of the ISO shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO shares.

Non-Statutory Stock Options

        An optionee generally recognizes no taxable income as the result of the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the optionee normally recognizes ordinary income equal to the difference between the stock option exercise price and the fair market value of the shares on the exercise date. If the optionee is a DRS employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any subsequent gain or loss, generally based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. DRS generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a non-qualified stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock

        A grantee generally will not be subject to tax upon the grant of a restricted stock award, but rather will recognize ordinary income in an amount equal to the fair market value of such shares at the time the shares are no longer subject to a substantial risk of forfeiture (as defined in the Code). DRS generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant's tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant's holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income).

Stock Appreciation Rights, Phantom Stock And Stock Bonuses

        The grant of a stock appreciation right or phantom stock award will not result in income for the grantee or in a tax deduction for DRS at the time of grant. Upon the settlement of such a right or award, the grantee will recognize ordinary income equal to the aggregate value of the cash and/or shares received, and DRS generally will be entitled to a tax deduction in the same amount. A stock bonus generally will result in compensation income for the grantee, and a tax deduction for DRS, equal to the fair market value of the shares of common stock granted.

Other Awards

        The tax treatment of any other award depends on the terms of such award. In general, if the award is payable in cash, the grantee will recognize ordinary income at the time of payment. In general, if the award is payable in shares of common stock, the grantee will recognize ordinary income at the time such shares are no longer subject to a substantial risk of forfeiture in an amount equal to the fair market value of the shares on that date, unless the grantee elects under Section 83(b) of the Code to be taxed on receipt of the shares in an amount equal to the fair market value of the shares on the date of receipt. In general, DRS will be entitled to a deduction in the same amount, and at the same time, as ordinary income is recognized.

Performance-Based Compensation

        Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year. DRS's Plan has been designed to allow the committee to make awards under the Plan of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock and phantom stock that in the case of executive officers is intended to qualify under an exception to the deduction limit of Section 162(m) for "performance-based compensation." Performance goals under the Plan for purposes of the performance-based compensation exception are based upon the performance criteria described under "Awards Under the Plan—Restricted Stock."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE FOR THE PROPOSAL TO AMEND AND RESTATE THE 1996 OMNIBUS PLAN.

VOTING AND REVOCATION OF PROXIES

        If your proxy is properly submitted and you do not revoke it, the persons named on the proxy card, or their substitutes, will vote the shares of common stock represented by your proxy in accordance with your directions. You are urged to specify your choice between approval or disapproval of, or abstention with respect to, the matters presented by marking the appropriate boxes on the proxy. If you submit a proxy without instructions marked on it, it will be voted as recommended by the board with respect to the matters presented; provided, that broker proxies will only be voted for approval of Proposal 2 if the beneficial owner of the shares instructs the broker to so vote.

        The delivery of a proxy does not affect your right to attend the meeting and vote in person. You may revoke your proxy at any time before it is voted by giving written notice of its revocation to the Secretary of DRS at 5 Sylvan Way, Parsippany, New Jersey 07054, by executing and delivering another proxy dated after the proxy to be revoked or by attending the meeting and voting in person.

Voting Rights

        You are entitled to one vote for each share of common stock you held on the record date on all matters presented at the meeting. The presence at the meeting in person or by proxy of a majority of the shares of the common stock shall constitute a quorum for the transaction of business at the meeting. If you are present in person or by proxy and you abstain as to any matter or if we have received a broker non-vote on your behalf, your abstention or broker non-vote will not be counted as a vote cast as to the matter to which it relates. Abstentions and broker non-votes will, however, be considered part of the quorum.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows as of December 18, 2003 the number of shares of common stock beneficially owned by each director, each executive officer and by all of our directors and executive officers as a group.

NAME	COMMON STOCK SHARES(a)		PERCENT OF CLASS
Mark S. Newman	744,418	(b)(c)(d)	2.7%
Ira Albom	27,800	(c)	*
Donald C. Fraser	20,000	(c)	*
William F. Heitmann	11,000	(c)	*
Steven S. Honigman	2,500	(c)	*
C. Shelton James	10,296	(c)	*
Mark N. Kaplan	21,000	(c)	*
Robert B. McKeon	2,065,734	(e)	7.7%
Stuart F. Platt	88,150	(c)	*
Dennis J. Reimer	10,000	(c)	*
Eric J. Rosen	15,000	(c)	*
Paul G. Casner, Jr.	114,130	(c)	*
Nina Laserson Dunn	63,571	(c)	*
Robert F. Mehmel	48,750	(c)	*
Richard A. Schneider	82,260	(b)(c)	*
All directors and executive officers as a group (15 persons)	3,324,609	(b)(c)(d)	12.2%

*
Less than 1%.

(a)
As of December 18, 2003 there were 26,912,884 shares of common stock outstanding. Unless otherwise noted, each beneficial owner had sole voting power and investment power over the shares of common stock indicated opposite such beneficial owner's name.

(b)
Does not include 5,709 shares of common stock held by the trustee of our Retirement/Savings Plan. Mr. Newman and Mr. Schneider share the power to direct the voting of such shares with members of the administrative committee of such plan. Mr. Newman and Mr. Schneider disclaim beneficial ownership as to and of such shares.

(c)
Includes shares of common stock that might be purchased upon exercise of options that were exercisable on December 18, 2003 or within 60 days thereafter, as follows: Mr. Newman, 632,500 shares; Mr. Albom, 20,000 shares; Dr. Fraser, 20,000 shares; Mr. Heitmann, 10,000 shares; Mr. Honigman, 2,500 shares; Mr. James, 9,140 shares; Mr. Kaplan, 20,000 shares; Admiral Platt, 77,500 shares; General Reimer, 10,000 shares; Mr. Rosen, 15,000 shares; Mr. Casner, 77,500 shares; Ms. Dunn, 47,500 shares; Mr. Mehmel, 61,250 shares; Mr. Schneider, 73,750 shares; and all directors, nominees and executive officers as a group, 1,031,640 shares.

(d)
Includes 4,800 shares of common stock held by Mr. Newman as custodian for his daughter, over which Mr. Newman has sole voting and investment power, and 50,000 shares of common stock the receipt of which has been deferred by Mr. Newman.

(e)
Mr. McKeon is the President of Veritas Capital Management, L.L.C., which beneficially owns 7.7% of our outstanding shares. Pursuant to the Agreement and Plan of Merger, dated as of August 18, 2003, among DRS, IDT and a wholly-owned subsidiary of DRS, Mr. McKeon was elected to DRS's board of directors effective December 19, 2003. Mr. McKeon disclaims beneficial ownership as to and of these shares of common stock. On December 19, 2003, Mr. McKeon also received 5,000 options to purchase shares of common stock, which will vest on December 19, 2004 and are therefore not reflected in the table. Mr. McKeon's address is 660 Madison Avenue, New York, New York 10021.

        The following table sets forth certain information with respect to each person, other than our directors, nominees and executive officers, who has advised us that it may be deemed to be the beneficial owner (within the meaning of Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act")), of more than five percent of a class of our voting securities. Such information has been derived from statements on Schedule 13D or 13G filed with the Securities and Exchange Commission (the "SEC" or the "Commission") by the person(s) listed below or by written communication from the person(s) updating such previously filed statement(s).

NAME AND ADDRESS OF BENEFICIAL OWNER OF COMMON STOCK	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP		PERCENT OF CLASS
Veritas Capital Management, L.L.C.	2,065,734	(a)	7.7%
660 Madison Avenue
New York, NY 10021

(a)
The Schedule 13D filed by Veritas Capital Management L.L.C., Veritas Capital Fund, L.P., a limited partnership of which Veritas Capital Management, L.L.C. is the general partner, and Robert B. McKeon on November 4, 2003 indicates that such persons have shared voting and dispositive power with respect to 2,065,734 shares. Does not include 5,000 options granted to Mr. McKeon in connection with his election as a director on December 19, 2003.

COMPENSATION OF DIRECTORS

        Directors who are our employees or employees of our subsidiaries do not receive directors' fees. Each non-employee director receives as compensation for his or her services a fee of $7,500 per quarter, plus a fee of $2,500 for each meeting of the board attended. Directors who also serve on committees of the board receive an additional $1,250 ($2,000 for the committee chairpersons) for services rendered in connection with committee meetings attended.

        During fiscal 2003 we paid Admiral Stuart F. Platt to provide consulting services to us in connection with new business initiatives. Such consulting services were provided to us on an as-requested basis, for a fee of $2,000 per day plus approved travel and miscellaneous expenses. During fiscal 2003, total remuneration paid to Admiral Platt under this arrangement was approximately $22,000.

        On February 7, 1996, the then-existing stock option committee of the board adopted, and the board ratified, resolutions which instituted an arrangement under our 1991 Stock Option Plan by which each non-employee director (as defined in the plan) as of such date would be (a) immediately granted a non-qualified stock option to purchase 5,000 shares of common stock and (b) on the date of each annual meeting, commencing with the annual meeting following the annual meeting at which these resolutions were approved, granted a non-qualified stock option to purchase 2,500 shares of common stock. Our stockholders approved these resolutions on August 7, 1996. Under the Plan, the non-employee directors are eligible to receive grants of options to purchase 2,500 shares of common stock on the date of each annual meeting of stockholders. However, provisions in each of the resolutions and the 1996 Omnibus Plan state that a non-employee director may not be granted options to purchase more than 2,500 shares of common stock under the 1996 Omnibus Plan or any other stock option plan during any tax year, thus avoiding any potential for overlap.

EXECUTIVE COMPENSATION

        The following table sets forth information concerning the annual and long-term compensation for services in all capacities to DRS for the fiscal years ended March 31, 2003, 2002 and 2001, of those persons who were, at March 31, 2003, (i) the chief executive officer and (ii) the four most highly compensated executive officers other than the chief executive officer ((i) and (ii) collectively, the "Named Officers").

Summary Compensation Table

	Annual Compensation(a)			Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Securities Underlying Options (#)		All Other Compensation ($)(b)(c)(d)
Mark S. Newman Chairman of the Board, President & Chief Executive Officer	2003 2002 2001	687,500 625,000 555,000	688,000 717,500 505,000	90,000 90,000 90,000	(e) (e) (e)	43,638 34,529 32,345
Paul G. Casner, Jr. Executive Vice President, Chief Operating Officer	2003 2002 2001	431,200 392,000 350,000	384,000 415,800 248,000	50,000 50,000 40,000	(e) (e) (e)	26,179 23,994 20,824
Nina Laserson Dunn Executive Vice President, General Counsel & Secretary	2003 2002 2001	321,000 300,000 280,000	273,000 275,500 169,600	30,000 30,000 30,000	(e) (e) (e)	20,201 18,698 17,187
Robert F. Mehmel(f) Executive Vice President, Business Operations & Strategy	2003 2002 2001	343,400 317,885 69,808	291,000 310,750 0	35,000 30,000 50,000	(e) (e) (g)	17,572 14,042 563
Richard A. Schneider Executive Vice President, Chief Financial Officer	2003 2002 2001	279,300 261,000 233,000	234,000 275,500 169,600	30,000 30,000 30,000	(e) (e) (e)	18,995 15,485 14,069

(a)
The dollar value of perquisites and other personal benefits provided for the benefit of the Named Officers during the fiscal years ended March 31, 2003, 2002 and 2001, respectively, did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for the Named Officers in those periods. There were no other amounts of compensation required to be reported as "Other Annual Compensation" by Item 402 of Regulation S-K of the Securities Exchange Act of 1934, as amended, earned by the Named Officers.

(b)
The amounts of employer contributions to our Retirement/Savings Plan (see "Retirement/Savings Plan" below) are included in the calculation of the "All Other Compensation" column in lieu of the "Salary" or "Bonus" columns. The amounts of such contributions to our Retirement/Savings Plan in the fiscal years ended March 31, 2003, 2002 and 2001, respectively, in the accounts of the Named Officers, were as follows: Mr. Newman, $9,000, $6,062, and $4,872; Mr. Casner, $9,000, $6,062, and $4,872; Ms. Dunn, $9,000, $6,062, and $4,872; Mr. Mehmel, $9,000, $6,062, and $0; and Mr. Schneider, $9,000, $6,062, and $4,872.

(c)
Includes the fixed annual amounts, computed on a fiscal year basis, provided by DRS for the benefit of the Named Officers, to reimburse them for the amounts of medical and hospital expenses they actually incurred which are not covered or paid to them under our group medical and hospitalization plans during the fiscal years ended March 31, 2003, 2002 and 2001, respectively, as follows: Mr. Newman, $10,000, $10,000 and $10,000; Mr. Casner, $7,500, $7,500 and $7,500;

  Ms. Dunn, $7,500, $7,500 and $7,500; Mr. Mehmel, $7,500, $7,500 and $563; and Mr. Schneider, $7,500, $7,500 and $7,500. See "Medical Reimbursement Plan" below.

(d)
We pay the cost of policies of life insurance and long-term disability insurance, in excess of the amounts furnished under the group coverage provided to all employees, for the benefit of the Named Officers. In addition, we pay premiums on policies maintained in connection with our Supplemental Executive Retirement Plan (see "Supplemental Executive Retirement Plan" below). Under certain of the life insurance policies, DRS is a beneficiary to the extent of the premiums paid. The economic benefit to the Named Officers for such insurance policies during the fiscal years ended March 31, 2003, 2002 and 2001, respectively, were as follows: Mr. Newman, $24,638, $18,467, and $17,474; Mr. Casner, $9,679, $10,432, and $8,452; Ms. Dunn, $3,701, $5,136, and $4,815; Mr. Mehmel, $1,072, $480, and $0; and Mr. Schneider, $2,495, $1,923, and $1,697.

(e)
Represents non-qualified stock options to purchase shares of common stock under our 1996 Omnibus Plan. Those options, with grant dates of November 6, 2002, November 16, 2001, and November 24, 2000, respectively, have a term of 10 years and become exercisable on the first four anniversaries of the dates of grant at 25% per year.

(f)
Mr. Mehmel's employment commenced on January 8, 2001.

(g)
Represents non-qualified stock options to purchase shares of common stock under our 1996 Omnibus Plan. Those options, with a grant date of January 8, 2001, have a 10-year term and become exercisable on the first four anniversaries of the date of grant at 25% per year.

Termination of Employment and Change in Control Agreements

        In November 1996, we entered into an agreement with Mr. Newman (the "Employment Agreement"), which provides for severance benefits in the event of (i) termination of his employment by DRS other than for cause, (ii) termination of the Employment Agreement by Mr. Newman for good reason, as defined therein, or (iii) a change in control of DRS. Severance benefits in the event of termination include continuation of salary and certain benefits for the remaining term of the Employment Agreement or twelve (12) months, whichever is greater, plus payment of a pro-rata portion of the bonus earned for the previous fiscal year. In the event of a change in control, the severance benefit would be equal to 2.99 times Mr. Newman's base salary plus the bonus earned in the previous fiscal year. In either case, we also would be required to provide outplacement assistance to Mr. Newman. In addition, all stock options granted to Mr. Newman would immediately vest and would become exercisable during the twelve (12) month period following termination.

        In April 1997, we entered into an agreement with Ms. Dunn (the "Dunn Employment Agreement"), which provides for severance benefits in the event of (i) termination of her employment by DRS other than for cause, (ii) termination of the Dunn Employment Agreement by Ms. Dunn for good reason, as defined therein, or (iii) a change in control of DRS. Severance benefits in the event of termination include continuation of salary and certain benefits for the remaining term of the Dunn Employment Agreement or twenty-four (24) months, whichever is greater, plus payment of a pro-rata portion of the current year's bonus, which could have been paid for the year of termination. In the event of a change in control, the severance benefit would be equal to 2.99 times Ms. Dunn's base salary plus the bonus earned in the previous fiscal year. In either case, we also would be required to provide outplacement assistance to Ms. Dunn. In addition, all stock options granted to Ms. Dunn would immediately vest and would become exercisable during the twelve (12) month period following termination.

        In February 1999, we entered into an agreement with Mr. Schneider (the "Schneider Employment Agreement"), which provides for severance benefits in the event of (i) termination of his employment by DRS other than for cause, (ii) termination of the Schneider Employment Agreement by

Mr. Schneider for good reason, as defined therein, or (iii) a change in control of DRS. Severance benefits in the event of termination include continuation of salary and certain benefits for twelve (12) months, plus payment of a pro-rata portion of the current year's bonus, which could have been paid for the year of termination. In the event of a change in control, the severance benefit would be equal to 2.0 times Mr. Schneider's base salary plus the bonus earned in the previous fiscal year. In either case, we would also be required to provide outplacement assistance to Mr. Schneider. In addition, all stock options granted to Mr. Schneider would immediately vest and would become exercisable during the twelve (12) month period following termination.

        In August 2000, we entered into an agreement with Mr. Casner (the "Casner Employment Agreement"), which provides for severance benefits in the event of (i) termination of his employment by DRS other than for cause, (ii) termination of the Casner Employment Agreement by Mr. Casner for good reason, as defined therein, or (iii) a change in control of DRS. Severance benefits in the event of termination include continuation of salary and certain benefits for twelve (12) months, plus payment of a pro-rata portion of the current year's bonus, which could have been paid for the year of termination. In the event of a change in control, the severance benefit would be equal to 2.0 times Mr. Casner's base salary plus the bonus earned in the previous fiscal year. In either case, we would also be required to provide outplacement assistance to Mr. Casner. In addition, all stock options granted to Mr. Casner would immediately vest and would become exercisable during the twelve (12) month period following termination.

        In June 2002, we entered into an agreement with Mr. Mehmel (the "Mehmel Employment Agreement"), which provides for severance benefits in the event of (i) termination of his employment by DRS other than for cause, (ii) termination of the Mehmel Employment Agreement by Mr. Mehmel for good reason, as defined therein, or (iii) a change in control of DRS. Severance benefits in the event of termination include continuation of salary and certain benefits for twelve (12) months, plus payment of a pro-rata portion of the current year's bonus, which could have been paid for the year of termination. In the event of a change in control, the severance benefit would be equal to 2.0 times Mr. Mehmel's base salary plus the bonus earned in the previous fiscal year. In either case, we would also be required to provide outplacement assistance to Mr. Mehmel. In addition, all stock options granted to Mr. Mehmel would immediately vest and would become exercisable during the twelve (12) month period following termination.

        See "Supplemental Executive Retirement Plan" below.

Retirement/Savings Plan

        The Summary Compensation Table above includes amounts deferred by the Named Officers pursuant to our Retirement/Savings Plan under Section 401(k) of the Internal Revenue Code of 1986, as amended. The value of a participant's contributions to the Retirement/Savings Plan is fully vested at all times; the value of employer contributions becomes 100% vested after completion of three years of service.

Medical Reimbursement Plan

        At the beginning of each calendar year, we accrue fixed annual amounts for the benefit of certain officers to be paid as needed to reimburse such officers for the amounts of medical and hospital expenses actually incurred by them which are not covered under our group medical and hospitalization plans. The amount accrued for the benefit of each such officer is included in the officer's compensation for tax purposes regardless of whether such accrued amount is actually paid to him or her. The excess of the amount accrued over the amounts paid is used to offset the administrative expenses payable by DRS to the medical insurance carrier.

Supplemental Executive Retirement Plan

        On February 1, 1996, we established a Supplemental Executive Retirement Plan (the "SERP") for the benefit of certain key executives, which include the Named Officers. Pursuant to the SERP, we will provide retirement benefits to each key executive, based on years of service and final average annual compensation, in accordance with the benefit class to which such executive is assigned by the Executive Compensation Committee, as defined in the SERP. In addition, we advance premiums for life insurance policies, which provide a pre-retirement death benefit equal to five times the participant's salary at time of death. In the event of a change in control, as defined in the SERP, benefits become fully vested. The SERP is non-contributory and unfunded.

        The following table sets forth the estimated annual benefits payable upon retirement to the Named Officers.

Pension Plan Table(a)

		Years of Service (c)
Final Average Compensation(b)
	Benefit Class	10	15	20	25	30
$ 250,000	A	$75,000	$93,750	$112,500	$131,250	$150,000
	B	50,000	68,750	87,500	106,250	125,000
500,000	A	150,000	187,500	225,000	262,500	300,000
	B	100,000	137,500	175,000	212,500	250,000
750,000	A	225,000	281,250	337,500	393,750	450,000
	B	150,000	206,250	262,500	318,750	375,000
1,000,000	A	300,000	375,000	450,000	525,000	600,000
	B	200,000	275,000	350,000	425,000	500,000
1,250,000	A	375,000	468,750	562,500	656,250	750,000
	B	250,000	343,750	437,500	531,250	625,000
1,500,000	A	450,000	562,500	675,000	787,500	900,900
	B	300,000	412,500	525,000	637,500	750,000
1,750,000	A	525,000	656,250	787,500	918,750	1,050,000
	B	350,000	481,250	612,500	743,750	875,000
2,000,000	A	600,000	750,000	900,000	1,050,000	1,200,000
	B	400,000	550,000	700,000	850,000	1,000,000

(a)
This table sets forth the annual benefit that would be payable to the Named Officer for life, at normal retirement age (65), including income resulting from amounts contributed by DRS to the Retirement/Savings Plan (See "Retirement/Savings Plan" above) and social security benefits. A retiring employee may elect to receive a reduced retirement benefit with joint and survivor rights and/or a period-certain benefit.

(b)
Defined as the employee's average annual salary over the last 36 months of employment. Covered compensation under the SERP is the amount described as "Salary" in the Summary Compensation Table above.

(c)
As of May 31, 2003, the Named Officers have been credited with the following years of service: Mr. Newman, 30 years; Mr. Casner, 12 years; Ms. Dunn, 11 years; Mr. Mehmel, 2 years; and Mr. Schneider, 15 years.

STOCK OPTIONS

        The following table contains information concerning the grant of stock options to the Named Officers during DRS's last fiscal year.

Option Grants in Last Fiscal Year

	Individual Grants
						Potential Realizable Value At Assumed Annual Rates Of Price Appreciation For Stock Option Term ($)
	Number of Securities Underlying Options Granted (#)		% of Total Options Granted to Employees in Fiscal 2003
Name				Exercise Price ($/sh)	Expiration Date
						5%(a)	10%(a)
Mark S. Newman	90,000	(b)	12.07%	$32.08	11/5/2012	$779,279	$2,951,055
Paul G. Casner, Jr.	50,000	(b)	6.71%	32.08	11/5/2012	$432,933	$1,639,475
Nina Laserson Dunn	30,000	(b)	4.02%	32.08	11/5/2012	$259,760	$983,685
Robert F. Mehmel	35,000	(b)	4.70%	32.08	11/5/2012	$303,053	$1,147,632
Richard A. Schneider	30,000	(b)	4.02%	32.08	11/5/2012	$259,760	$983,685

(a)
The amounts shown under these columns are the result of calculations at the 5% and 10% rates required by the Commission and are not intended to forecast future appreciation of our stock price.

(b)
The options were granted on November 6, 2002 for shares of common stock under the 1996 Omnibus Plan at an exercise price at the fair market value of the common stock on the date of grant. The options have a 10-year term and become exercisable on the first four anniversaries of the date of grant at 25% per year.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

        Shown below is information with respect to the aggregate stock options exercised by the Named Officers during fiscal 2003 as well as the unexercised options to purchase DRS common stock granted through March 31, 2003 under our 1991 Stock Option Plan and the 1996 Omnibus Plan to the Named Officers and held by them at that date.

			Number of Unexercised Options at March 31, 2003		Value of Unexercised In-The-Money Options at March 31, 2003 ($)(a)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mark S. Newman	—	—	542,500	225,000	$7,787,794	$921,769
Paul G. Casner, Jr.	35,000	$321,209	35,000	115,000	273,350	364,806
Nina Laserson Dunn	17,500	$396,904	30,000	75,000	302,100	307,256
Robert F. Mehmel	—	—	32,500	82,500	287,750	287,750
Richard A. Schneider	10,250	$348,422	43,750	75,000	527,394	307,256

(a)
Based on the difference between the exercise price of each grant and the closing price on the New York Stock Exchange—Composite Transactions of DRS common stock on March 31, 2003, which was $25.01.

Equity Compensation Plans

        Shown below is information with respect to DRS common stock that may be issued upon exercise of options under all of our existing equity compensation plans as of March 31, 2003.

Plan Category	(a) # of Securities to be Issued Upon Exercise of Outstanding Options		(b) Weighted Average Exercise Price of Outstanding Options	(c) # of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Approved by stockholders	2,496,519(a	)	$22.59	888,643
Not approved by stockholders(b)	250,000(c	)	$10.44	—

(a)
Includes 50,000 shares of common stock the issuance and receipt of which were deferred by Mr. Newman following the exercise of certain options.

(b)
Excluded from plans not approved by stockholders are 4,530 stock options that we assumed in connection with an acquisition in fiscal 1999. Such options have a weighted average exercise price of $17.60. There are no such securities remaining for future issuance.

(c)
Represents stock options granted to Mr. Newman by the board on October 26, 1998. Such stock options were granted to Mr. Newman by the board in its discretion and not pursuant to any equity compensation plan.

EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the Executive Compensation Committee are Messrs. Albom, Honigman, Kaplan and Admiral Platt and General Reimer. None of the foregoing individuals is currently an officer or an employee of DRS. Skadden, Arps, Slate, Meagher & Flom LLP, a law firm to which Mr. Kaplan is of counsel, provided legal services to us during our 2003 and 2004 fiscal years. Admiral Platt, a former employee of DRS, provided consulting services to us during our 2003 fiscal year (see "Compensation of Directors" above). Although Mr. Newman made recommendations to the Executive Compensation Committee with regard to the compensation of the other executive officers, including the other Named Officers, he did not participate in the committee's deliberations with respect to his own compensation.

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

        In accordance with the rules of the SEC, the Report of the Executive Compensation Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC and shall not be deemed to be incorporated by reference in any of our company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after this filing and irrespective of any general language to the contrary.

        The Executive Compensation Committee establishes, administers and reviews DRS's senior management compensation program and policies and recommends the form and amount of compensation to be paid to executive officers. The committee consists entirely of non-employee directors who are not eligible to participate in the management compensation program.

        DRS's senior executive compensation program is intended to attract, retain and motivate key executives critical to the success of our business. The goal of the committee is to develop compensation policies and practices that encourage and reward executive efforts to create shareholder value through achievement of corporate objectives, business strategies and performance goals. This is accomplished by providing for compensation opportunities that are comparable to those offered by similar companies, rewarding long-term strategic management and the enhancement of stockholder value and creating a performance-oriented environment.

        Compensation packages consist of cash, certain benefits and equity-based compensation. We offer competitive base salaries that reflect individual competencies, skills, experience, performance and level of responsibility and that are related to compensation paid by companies in our industry of comparable size and complexity and located in similar geographic areas. Annual bonuses, when given, are linked to the financial performance of DRS and its subsidiaries as a whole, individual job performance, accomplishment of the individual's specified goals and contributions to operational performance as well as the individual's adherence to high ethical standards as set forth in our Code of Ethics and Code of Business Conduct, including in dealing with DRS's stakeholders, such as our customers and vendors. Long-term incentives, in the form of stock option grants, also focus on performance and link executive rewards with growth in stockholder value over time.

        The Executive Compensation Committee consulted with Lyons, Benenson and Company, Inc. ("Lyons Benenson"), an independent compensation consulting firm, to assist in the design, assessment and implementation of the compensation program. The committee reviewed the compensation program with Lyons, Benenson to determine that our program continues to accomplish our objectives. Following the end of the fiscal year the committee determined to retain Mercer, the Human Resource Consulting division of the Marsh and McLennan Company ("Mercer"), an independent compensation consulting firm, to replace Lyons, Benenson. Mercer advised the committee with respect to the bonuses awarded to senior executives for fiscal 2003.

        With the consultants' guidance, the committee reviewed changes in DRS's and its business units' overall financial results over time, comparing the results with goals identified for both financial and non-financial factors and also reviewed similar data for comparable companies to the extent available. Mark S. Newman, our Chief Executive Officer, presented to the committee his assessment of the other executive officers, their accomplishments, and individual and corporate performance.

        Mr. Newman's compensation was based on the policies described above. The committee considered the compensation paid to chief executive officers and other members of senior management of comparable companies, as well as Mr. Newman's strategic, financial and leadership skills. Mr. Newman's bonus award for fiscal 2003 was computed on the basis of a formula that applied a weighted performance factor to a target award established for his salary level. The weighted performance factor was derived as a result of Mr. Newman's achievement of certain individual and company performance targets including, but not limited to, the achievement of a certain level of revenues, operating income, bookings and return on invested capital for fiscal 2003. The committee determined that Mr. Newman had continued to lead DRS successfully during an ever-changing and intensely competitive environment, including the integration of strategic acquisitions and through implementation of a follow-on equity offering.

        Base salary and bonus awards for the other executive officers were computed by the committee on a basis similar to that used for Mr. Newman, the chief executive officer, using specific target awards that had been established for each individual's salary level.

        In making its determination of salary increases and regular bonus awards the committee considered the advice of Lyons, Benenson and Mercer.

        DRS's 1996 Omnibus Plan, which has been approved by our stockholders, is designed to give the committee (functioning as the Stock Option Committee under the 1996 Omnibus Plan) the flexibility to make annual long-term incentive awards that are comparable to those found in the marketplace in which DRS competes for executive talent. Stock options link compensation to the future return of DRS's stock on an absolute basis. Such awards are integral components of our compensation packages, and are intended to provide executive officers with strong incentive to increase DRS's value. All options awarded to executive officers and other key personnel in fiscal 2003 have an exercise price equal to the closing market price of our common stock on the date of grant and are subject to a four-year vesting schedule.

        Section 162(m) of the Internal Revenue Code limits the deductibility of certain compensation paid to the chief executive officer and the four most highly compensated executive officers (the "covered employees") in excess of the statutory maximum of $1 million per covered employee. Compensation which is "performance-based" is not subject to this statutory maximum on deductibility. The 1996 Omnibus Plan permits the payment of certain incentive awards that are intended to qualify as deductible, performance-based compensation. The committee's general policy is, where feasible, to structure the compensation paid to the covered employees so as to allow it to qualify as "performance based" compensation; however, the committee retains the flexibility, where necessary to meet competitive market pressures and promote incentive and retention goals, to pay compensation which may not qualify as "performance-based" compensation.

        The Board may, at its discretion, grant equity-based compensation awards, subject to certain regulatory restrictions.

The Executive Compensation Committee:
Mark N. Kaplan, Chairman Ira Albom Steven S. Honigman Stuart F. Platt Dennis J. Reimer

PERFORMANCE GRAPH

        In accordance with the rules of the SEC, the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC and shall not be deemed to be incorporated by reference in any of DRS's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after this filing and irrespective of any general language to the contrary.

        Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on DRS common stock against the total return of the NYSE Market Index and a peer group index consisting of companies comprising the Standard Industrial Classification (SIC) Codes 3812, Search and Navigation Equipment, and 3827, Optical Instruments and Lenses. A listing of the companies included in these SIC Codes is available through publications, such as the Standard Industrial Classification Manual, and computer databases, such as Dialog Information Systems.

Comparison of Five-Year Cumulative Total Return*
Among DRS Common Stock, NYSE Market Index and Peer Group Index

*
Assumes that the value of the investment in DRS common stock and each index was $100 on April 1, 1998 and that dividends, if any, were reinvested.

	1998	1999	2000	2001	2002	2003
DRS Technologies, Inc.	100	57.66	71.62	113.442	298.741	180.25
NYSE Market Index	100	106.99	115.84	107.50	110.46	84.70
Peer Group	100	93.86	54.59	57.97	78.73	65.01

STOCKHOLDERS' PROPOSALS

        Any stockholder who desires to submit a proposal for inclusion in the proxy materials for our 2004 annual meeting of stockholders must comply with the requirements concerning both the eligibility of the proponent and the form and substance of the proposal established by applicable law and regulations. We must receive such proposal, directed to DRS's Secretary, 5 Sylvan Way, Parsippany,

New Jersey 07054, no later than the close of business on March 5, 2004, the date that is 120 calendar days prior to the anniversary of the mailing date of the 2003 annual meeting proxy statement.

        The advance notice provisions of the by-laws provide that stockholders are required to give advance notice to us of (i) any stockholder-proposed director nomination or (ii) any business to be introduced by a stockholder at any annual meeting. The advance notice provisions provide that any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as director or directors at an annual meeting only if written notice of such stockholder's intent has been given to DRS's Secretary not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting. In the event the annual meeting is called for a date that is not within 30 days before or after such anniversary date, the stockholder's written notice of such intent must be given within 10 days before or after such anniversary date. In the case of a special meeting of stockholders called for the purpose of electing directors, to be timely, a stockholder's notice must be delivered to or mailed and received not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made by us, whichever first occurs. The chairman of the meeting may determine that the nomination of any person was not made in compliance with the advance notice provisions.

        The advance notice provisions further provide that, for business to be properly introduced by a stockholder when such business is not specified in the notice of meeting or brought by or at the direction of the board, the stockholder must have given notice not less than 60 nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of the stockholders. In the event the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder must be given 10 days before or after such anniversary date. The chairman of the meeting may, if the facts warrant, determine and declare that any business was not properly brought before such meeting and such business will not be transacted.

OTHER MATTERS

        The board is not aware of any business to come before the meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the meeting, the proxies confer discretionary authority with respect to acting on such other matters, and the persons named in the proxies intend to vote, act and consent in accordance with their best judgment.

SOLICITATION EXPENSES

        We will pay the costs of this solicitation. Proxies will be solicited principally by mail, but our directors, officers, employees and agents may also solicit proxies in person or by telephone, facsimile, email or other means. DRS officers or employees who make or assist in such solicitations will receive no compensation for doing so other than their regular salaries, but may be reimbursed for out-of-pocket expenses in connection with the solicitation. We will request brokers, banks and other custodians or fiduciaries holding shares in their names or in the names of nominees to forward copies of the proxy soliciting materials to the beneficial owners of the shares, and we will reimburse them for their reasonable expenses incurred in doing so.

        The Company has hired Innisfree M&A Incorporated to assist it in the distribution of proxy materials and the solicitation of votes in connection with the special meeting. We will pay Innisfree a fee of $10,000, plus customary costs and expenses for these services. We have also agreed to indemnify Innisfree against certain liabilities arising out of or in connection with its provision of these services.

Exhibit A

FORM OF CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
DRS TECHNOLOGIES, INC.

Pursuant to Section 242 of the General
Corporation Law of the State of Delaware

        DRS Technologies, Inc., a Delaware corporation (hereinafter called the "Corporation"), does hereby certify as follows:

        FIRST: Paragraph (a) of Article FOURTH of the Corporation's Amended and Restated Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

          (a)   The aggregate number of shares of capital stock which the Corporation is authorized to issue is 52,000,000 shares, consisting of 50,000,000 shares of Common Stock, par value $0.01 per share, and 2,000,000 shares of Preferred Stock, par value $10.00 per share.

        SECOND: The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, DRS Technologies, Inc. has caused this Certificate to be duly executed in its corporate name this    day of            ,             .

DRS TECHNOLOGIES, INC.
By:

Name:
Title:

Exhibit B

DRS TECHNOLOGIES, INC.
FORM OF PROPOSED AMENDED AND RESTATED
1996 OMNIBUS PLAN
(Marked to show proposed changes)

The complete text of DRS Technologies, Inc. 1996 Omnibus Plan, as proposed to be amended, is set forth below. New text is underlined and deleted text is crossed out.

1.     Establishment and Purpose.

        There is hereby adopted the DRS Technologies, Inc. 1996 Omnibus Plan (as amended, the "Plan"). This Plan is intended to promote the interests of the Company (as defined below) and the stockholders of DRS Technologies, Inc. ("DRS") by providing officers and other employees of the Company (including directors who are also employees of the Company) with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company; to compensate DRS's non-employee directors and provide incentives to such non-employee directors which are directly linked to increases in stock value; and to reward the performance of individual officers, other employees, consultants and non-employee directors in fulfilling their personal responsibilities for long-range achievements.

2.     Definitions.

        As used in the Plan, the following definitions apply to the terms indicated below:

  (a)
  "Agreement" shall mean the written agreement between DRS and a Participant evidencing an Incentive Award.

  (b)
  "Board of Directors" shall mean the Board of Directors of DRS.

  (c)
  "Cause" shall mean (1) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness); (2) the willful engaging by the Participant in misconduct which is materially injurious to the Company; (3) the commission by the Participant of a felony; or (4) the commission by the Participant of a crime against the Company which is materially injurious to the Company. For purposes of this Section 2(c), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his or her action or omission was in the best interest of the Company. Determination of Cause shall be made by the Committee in its sole discretion.

  (d)
  A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

  (1)
  any Person is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of DRS (not including in the securities beneficially Owned by such Person any securities acquired directly from the Company) representing 25% or more of DRS's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

  (2)
  the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of DRS) whose appointment or election by the Board of Directors or nomination for election by DRS's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

    (3)
    there is consummated a merger or consolidation of the Company with any other corporation other than (i) a merger or consolidation which would result in the voting securities of DRS outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 75% of the combined voting power of the voting securities of DRS or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of DRS (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of DRS (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 25% or more of the combined voting power of DRS's then outstanding securities; or

    (4)
    the stockholders of DRS approve a plan of complete liquidation or dissolution of DRS or there is consummated an agreement for the sale or disposition by DRS of all or substantially all of DRS's assets, other than a sale or disposition by DRS of all or substantially all of DRS's assets to an entity, at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of DRS immediately prior to such sale.

  (e)
  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

  (f)
  "Committee" shall mean the ~~Stock Option~~ executive compensation or other similar committee of the Board of Directors. The Committee shall consist of two or more persons, each of whom is an "outside director" within the meaning of Section 162(m) of the Code and a "~~disinterested person~~non-employee director" within the meaning of Rule 16b-3.

  (g)
  "Company" shall mean, collectively, DRS and each of its Subsidiaries now held or hereinafter acquired.

  (h)
  "Company Stock" shall mean the common stock of DRS, par value $.01 per share.

  (i)
  "Disability" shall mean: (1) any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company and applicable to him or her; (2) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of Section 22(e)(3) of the Code; or (3) such other condition as may be determined in the sole discretion of the Committee to constitute Disability.

  (j)
  "Effective Date" shall mean the date upon which this Plan ~~is~~ was originally adopted by the Board of Directors.

  (k)
  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

  (l)
  "Executive Officer" shall have the meaning set forth in Rule 3b-7 promulgated under the Exchange Act.

  (m)
  The "Fair Market Value" of a share of Company Stock, as of a date of determination, shall mean (1) the closing sales price per share of Company Stock on the national securities exchange on which such stock is principally traded for the last preceding date on which there was a sale of such stock on such exchange, or (2) if the shares of Company Stock are not listed or admitted to trading on any such exchange, the closing price as reported by the ~~NASDAQ~~New York Stock ~~Market~~Exchange for the last preceding date on which there was a sale of such stock on such exchange, or (3) if the shares of Company Stock are not then listed on the ~~NASDAQ~~New York Stock ~~Market~~Exchange, the average of the highest reported bid and lowest reported asked prices for the shares of Company Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the last preceding date on which there was a sale of such stock in such market, or (4) if the shares of Company Stock are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith.

  (n)
  "Incentive Award" shall mean any Option, Tandem SAR, Stand-Alone SAR, Restricted Stock, Phantom Stock, Stock Bonus or Other Award granted pursuant to the terms of the Plan.

  (o)
  "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

  (p)
  "Initial Director" shall mean a Non-Employee Director of DRS who is a member of the Board of Directors on the Effective Date.

  (q)
  "Issue Date" shall mean the date established by DRS on which certificates representing shares of Restricted Stock shall be issued by DRS pursuant to the terms of Section 10(e).

  (r)
  "Non-Employee Director" shall mean a member of the Board of Directors who is not and has never been an employee of the Company.

  (s)
  "Non-Qualified Stock Option" shall mean an Option other than an Incentive Stock Option.

  (t)
  "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 7 (or, with respect to a Non-Employee Director, pursuant to Section 14 hereof).

  (u)
  "Other Award" shall mean an award granted pursuant to Section 13 hereof.

  (v)
  "Partial Exercise" shall mean an exercise of an Incentive Award for less than the full extent permitted at the time of such exercise.

  (w)
  "Participant" shall mean (1) an employee or consultant of the Company to whom an Incentive Award is granted pursuant to the Plan, (2) with respect to Non-Qualified Stock Options granted under Section 14 hereof, each Non-Employee Director and (3) upon the death of an individual described in (1) or (2), his or her successors, heirs, executors and administrators, as the case may be.

  (x)
  "Person" shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (1) the Company, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) an underwriter temporarily holding securities pursuant to an offering of such securities~~,~~ or (4) a corporation owned, directly or indirectly, by the stockholders of DRS in substantially the same proportions as their ownership of stock of DRS~~, (5) First Pacific Advisors, Inc., (6) Palisade Capital Management, LLC, or (7) Taglich Brothers, D'Amadeo, Wagner and Co., Inc~~.

  (y)
  "Phantom Stock" shall mean the right, granted pursuant to Section 11, to receive in cash or shares the Fair Market Value of a share of Company Stock.

  (z)
  "Reload Option" shall mean a Non-Qualified Stock Option granted pursuant to Section 7(c)(5).

  (aa)
  "Restricted Stock" shall mean a share of Company Stock which is granted pursuant to the terms of Section 10 hereof and which is subject to the restrictions set forth in Section 10(c).

  (bb)
  "Rule 16b-3" shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

  (cc)
  "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

  (dd)
  "Stand-Alone SAR" shall mean a stock appreciation right which is granted pursuant to Section 9 and which is not related to any Option.

  (ee)
  "Stock Bonus" shall mean a bonus payable in shares of Company Stock granted pursuant to Section 12.

  (ff)
  "Subsequent Director" shall mean a Non-Employee Director of DRS who becomes a member of the Board of Directors subsequent to the Effective Date.

  (gg)
  "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

  (hh)
  "Tandem SAR" shall mean a stock appreciation right which is granted pursuant to Section 8 and which is related to an Option.

  (ii)
  "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

3.     Stock Subject to the Plan.

  (a)
  Shares Available for Awards.

    The maximum number of shares of Company Stock reserved for issuance under the Plan shall be ~~3,875,000~~5,875,000 shares (subject to adjustment as provided herein). Such shares may be authorized but unissued Company Stock or authorized and issued Company Stock held in DRS's treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan. The grant of a Tandem SAR, a Stand-Alone SAR or Phantom Stock shall not reduce the number of shares of Company Stock with respect to which Incentive Awards may be granted pursuant to the Plan.

  (b)
  Individual Limitation.

    The total number of shares of Company Stock subject to Incentive Awards (including Incentive Awards which may be payable in cash but denominated as shares of Company Stock, i.e., Stand-Alone SARs and Phantom Stock), awarded to any employee during any tax year of the Company, shall not exceed 200,000 shares (subject to adjustment as provided herein). Determinations under the preceding sentence shall be made in a manner that is consistent with Section 162(m) of the Code.

  (c)
  Adjustment for Change in Capitalization.

    In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Company Stock, or other property), recapitalization, Company Stock split, reverse Company Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Company Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of Company Stock which may thereafter be issued in connection with Incentive Awards, (2) the number and kind of shares of Company Stock issued or issuable in respect of outstanding Incentive Awards, (3) the exercise price, grant price or purchase price relating to any Incentive Award, and (4) the maximum number of shares subject to Incentive Awards which may be awarded to any employee during any tax year of the Company; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

  (d)
  Re-Use of Shares.

    The following shares of Company Stock shall again become available for Incentive Awards: except as provided below, any shares subject to an Incentive Award that remain unissued upon the cancellation, surrender, exchange or termination of such award for any reason whatsoever; and any shares of Restricted Stock forfeited. Notwithstanding the foregoing, upon the exercise of any Incentive Award granted in tandem with any other Incentive Awards, such related Awards shall be cancelled to the extent of the number of shares of Company Stock as to which the Incentive Award is exercised and such number of shares shall no longer be available for Incentive Awards under the Plan.

4.     Administration of the Plan.

        The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Incentive Awards; to determine the persons to whom and the time or times at which Incentive Awards shall be granted; to determine the type and number of Incentive Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Incentive Award; to determine whether, to what extent, and under what circumstances an Incentive Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company (to the extent not inconsistent with Section 162(m) of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Incentive Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan~~; provided, however, that the Committee may not exercise discretion under any provision of the Plan with respect to Non-Qualified Stock Options granted to Non-Employee Directors pursuant to Section 14 of the Plan, to the extent that such discretion is inconsistent with Rule 16b-3.~~.

        The Committee may, in its absolute discretion, without amendment to the Plan, (a) except with regard to Non-Qualified Stock Options granted to Non-Employee Directors pursuant to Section 14 hereof, accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option or Stand-Alone SAR, and (b) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, Phantom Stock or other Incentive Award or otherwise adjust any of the terms applicable to any such Incentive Award.

        No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify (to the extent permitted under Delaware law and the bylaws of the Company) and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.     Eligibility.

        The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such employees of the Company (including officers of the Company, whether or not they are directors of DRS) and consultants of the Company as the Committee shall select from time to time. Non-Qualified Stock Options shall be granted to Non-Employee Directors in accordance with the provisions of Section 14 hereof.

6.     Awards Under the Plan; Agreement.

        The Committee may grant Options, Tandem SARs, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock, Stock Bonuses and Other Awards in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan. Non-Qualified Stock Options shall be granted to Non-Employee Directors in accordance with Section 14 hereof.

        Each Incentive Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Incentive Award, a Participant thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

7.     Options.

  (a)
  Identification of Options

    Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option.

  (b)
  Exercise Price.

    Each Agreement with respect to an Option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the Option. The option exercise price per share shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, the option exercise price shall in no event be less than the Fair Market Value of a share of Company Stock on the date the Option is granted.

  (c)
  Term and Exercise of Options.

  (1)
  Unless the applicable Agreement provides otherwise, an Option shall become cumulatively exercisable as to 25 percent of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. The Committee shall determine the expiration date of each Option; provided, however, that no Incentive Stock Option shall be exercisable more than 10 years after the date of grant. Unless the applicable Agreement provides otherwise, no Option shall be exercisable prior to the first anniversary of the date of grant.

    (2)
    An Option may be exercised for all or any portion of the shares as to which it is exercisable, provided that no Partial Exercise of an Option shall be for an aggregate exercise price of less than $1,000. The Partial Exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

    (3)
    An Option shall be exercised by delivering notice to DRS's principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable Agreement, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (i) in cash or by personal check, certified check, bank cashier's check or wire transfer; (ii) subject to the approval of the Committee, in shares of Company Stock owned by the Participant for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (iii) subject to the approval of the Committee, by such other provision as the Committee may from time to time authorize. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of DRS, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of DRS shall require.

    (4)
    Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

    (5)
    The Committee shall have the authority to specify, at the time of grant or, with respect to Non-Qualified Stock Options, at or after the time of grant, that a Participant shall be granted a new Non-Qualified Stock Option (a "Reload Option") for a number of shares equal to the number of shares surrendered by the Participant upon exercise of all or a part of an Option in the manner described in Section 7(c)(3)(ii) above, subject to the availability of shares of Company Stock under the Plan at the time of such exercise; provided, however, that no Reload Option shall be granted to a Non-Employee Director. Reload Options shall be subject to such conditions as may be specified by the Committee in its discretion, subject to the terms of the Plan.

  (d)
  Limitations on Incentive Stock Options.

  (1)
  To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any Subsidiary) shall exceed $100,000, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

  (2)
  No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is attributed to own by virtue of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary unless (i) the exercise price of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

  (e)
  Effect of Termination of Employment.

  (1)
  Unless the applicable Agreement provides otherwise, in the event that the employment of a Participant with the Company shall terminate for any reason other than Cause, Disability or death, (i) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is three months after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The three-month period described in this Section 7(e)(1) shall be extended to one year from the date of such termination in the event of the Participant's death during such three-month period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

  (2)
  Unless the applicable Agreement provides otherwise, in the event that the employment of a Participant with the Company shall terminate on account of the Disability or death of the Participant, (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the first anniversary of such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

  (3)
  In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

  (f)
  Acceleration of Exercise Date Upon Change in Control.

    Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation.

8.     Tandem SARs.

        The Committee may grant in connection with any Option granted hereunder, except a Non-Qualified Stock Option granted to a Non-Employee Director pursuant to Section 14 hereof, one or more Tandem SARs relating to a number of shares of Company Stock less than or equal to the number of shares of Company Stock subject to the related Option. A Tandem SAR granted in connection with an Option must be granted at the same time that such Option is granted; provided, however, that a Tandem SAR granted in connection with a Non-Qualified Stock Option may be granted subsequent to the time that such Non-Qualified Stock Option is granted.

  (a)
  Benefit Upon Exercise

    The exercise of a Tandem SAR with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (1) the Fair Market Value of a share of Company Stock on the exercise date over (2) the option exercise price of the related Option. Such payment shall be made as soon as practicable after the effective date of such exercise.

  (b)
  Term and Exercise of Tandem SAR.

  (1)
  A Tandem SAR shall be exercisable only if and to the extent that its related Option is exercisable.

    (2)
    The exercise of a Tandem SAR with respect to a number of shares of Company Stock shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Section 8(b)(2)), with respect to a number of shares of Company Stock shall cause the automatic and immediate cancellation of any related Tandem SARs to the extent of the number of shares of Company Stock subject to such Option which is so exercised, cancelled, terminated or expired.

    (3)
    A Tandem SAR may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no Partial Exercise of a Tandem SAR shall be for an aggregate exercise price of less than $1,000.

    (4)
    No Tandem SAR shall be assignable or transferable otherwise than together with its related Option.

    (5)
    A Tandem SAR shall be exercised by delivering notice to DRS's principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable Agreement, shall specify the number of shares of Company Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option to which the Tandem SAR is related.

9.     Stand-Alone SARs.

  (a)
  Exercise Price.

    The exercise price per share of a Stand-Alone SAR shall be determined by the Committee at the time of grant, but shall in no event be less than the Fair Market Value of a share of Company Stock on the date of grant.

  (b)
  Benefit Upon Exercise.

    The exercise of a Stand-Alone SAR with respect to any number of shares of Company Stock shall entitle the Participant to a payment, for each such share, equal to the excess of (1) the Fair Market Value of a share of Company Stock on the exercise date over (2) the exercise price of the Stand-Alone SAR. Such payments shall be made as soon as practicable after such exercise, in cash and/or shares of Company Stock, as determined by the Committee.

  (c)
  Term and Exercise of Stand-Alone SARs.

  (1)
  Unless the applicable Agreement provides otherwise, a Stand-Alone SAR shall become cumulatively exercisable as to 25 percent of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. The Committee shall determine the expiration date of each Stand-Alone SAR. Unless the applicable Agreement provides otherwise, no Stand-Alone SAR shall be exercisable prior to the first anniversary of the date of grant.

  (2)
  A Stand-Alone SAR may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no Partial Exercise of a Stand-Alone SAR shall be for an aggregate exercise price of less than $1,000.

  (3)
  A Stand-Alone SAR shall be exercised by delivering notice to DRS's principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable Agreement, shall specify the number of shares of Company Stock with respect to which the Stand-Alone SAR is being exercised, and the effective date of the proposed exercise, and shall be signed by the Participant.

  (d)
  Effect of Termination of Employment.

    The provisions set forth in Section 7(e) with respect to the exercise of Options following termination of employment shall apply as well to such exercise of Stand-Alone SARs.

  (e)
  Acceleration of Exercise Date Upon Change in Control.

    Upon the occurrence of a Change in Control any Stand-Alone SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation.

10.   Restricted Stock.

  (a)
  Issue Date and Vesting Date.

    At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. If the grantee is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be issued in accordance with the provisions of Section 10(e). Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 10(b) are satisfied, and except as provided in Section 10(g), upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 10(c) shall lapse.

  (b)
  Conditions to Vesting.

    At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

  (c)
  Restrictions on Transfer Prior to Vesting.

    Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

  (d)
  Dividends on Restricted Stock.

    The Committee in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

  (e)
  Issuance of Certificates.

  (1)
  Reasonably promptly after the Issue Date with respect to shares of Restricted Stock, DRS shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided that DRS shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

  THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND

  CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE ~~DIAGNOSTIC/RETRIEVAL SYSTEMS~~DRS TECHNOLOGIES, INC. 1996 OMNIBUS PLAN, AS AMENDED, AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND DRS. A COPY OF THE PLAN AND AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF DRS, 5 SYLVAN WAY, PARSIPPANY, NEW JERSEY 07054.

    Such legend shall not be removed until such shares vest pursuant to the terms hereof.

    (2)
    Each certificate issued pursuant to this Section 10(e), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by DRS unless the Committee determines otherwise.

  (f)
  Consequences of Vesting.

    Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 10(c) shall lapse with respect to such share. Reasonably promptly after a share of Restricted Stock vests, DRS shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 10(e).

  (g)
  Effect of Termination of Employment.

  (1)
  Subject to such other provision as the Committee may set forth in the applicable Agreement, and to the Committee's amendment authority pursuant to Section 4, upon the termination of a Participant's employment for any reason other than Cause, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, DRS; provided that if the Committee, in its sole discretion, shall within thirty (30) days after such termination of employment notify the Participant in writing of its decision not to terminate the Participant's rights in such shares, then the Participant shall continue to be the owner of such shares subject to such continuing restrictions as the Committee may prescribe in such notice. In the event of a forfeiture of shares pursuant to this section, DRS shall repay to the Participant (or the Participant's estate) any amount paid by the Participant for such shares. In the event that DRS requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

  (2)
  In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be returned to DRS, together with any dividends paid on such shares, in return for which DRS shall repay to the Participant any amount paid by the Participant for such shares.

  (h)
  Effect of Change in Control

    Upon the occurrence of a Change in Control all outstanding shares of Restricted Stock which have not theretofore vested shall immediately vest and all restrictions on such shares shall immediately lapse.

  (i)
  Special Provisions Regarding Awards.

    Notwithstanding anything to the contrary contained herein, Restricted Stock granted pursuant to this Section 10 to Executive Officers may be based on the attainment by DRS or the Company (or a Subsidiary or division of DRS if applicable) of performance goals pre-established by the Committee, based on one or more of the following criteria: (1) a specified percentage return on total stockholder equity; (2) a specified percentage increase in earnings per share of Company Stock; (3) a specified percentage increase in net income (before or after taxes); (4) a specified percentage increase in earnings before interest, taxes, depreciation and amortization; (5) a specified percentage increase in earnings before interest and income taxes, as adjusted for corporate office overhead expense allocation; (6) a specified percentage increase in revenues; (7) a specified minimum return on assets; and (8) such other criteria as the stockholders of DRS may approve; in each case, as determined in accordance with generally accepted accounting principles. Such shares of Restricted Stock shall be released from restrictions only after the attainment of such performance measures has been certified by the Committee.

11.   Phantom Stock.

  (a)
  Vesting Date.

    At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) are satisfied, and except as provided in Section 11(d), upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

  (b)
  Benefit Upon Vesting.

    Upon the vesting of a share of Phantom Stock, the Participant shall be entitled to receive, within 30 days of the date on which such share vests, an amount, in cash and/or shares of Company Stock, as determined by the Committee, equal to the sum of (1) the Fair Market Value of a share of Company Stock on the date on which such share of Phantom Stock vests and (2) the aggregate amount of cash dividends paid with respect to a share of Company Stock during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

  (c)
  Conditions to Vesting.

    At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

  (d)
  Effect of Termination of Employment.

    Subject to such other provision as the Committee may set forth in the applicable Agreement, and to the Committee's amendment authority pursuant to Section 4, shares of Phantom Stock that have not vested, together with any dividends credited on such shares, shall be forfeited upon the Participant's termination of employment for any reason.

  (e)
  Effect of Change in Control.

    Upon the occurrence of a Change in Control, all outstanding shares of Phantom Stock which have not theretofore vested shall immediately vest and payment in respect of such shares shall be made in accordance with the terms of this Plan.

  (f)
  Special Provisions Regarding Awards.

    Notwithstanding anything to the contrary contained herein, the vesting of Phantom Stock granted pursuant to this Section 11 to Executive Officers may be based on the attainment by DRS or the Company (or a Subsidiary or division of DRS if applicable) of one or more of the performance criteria set forth in Section 10(i) hereof, in each case, as determined in accordance with generally accepted accounting principles. No payment in respect of any such Phantom Stock award will be paid to an Executive Officer until the attainment of the respective performance measures have been certified by the Committee.

12.   Stock Bonuses.

        In the event that the Committee grants a Stock Bonus, a certificate for the shares of Company Stock comprising such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable. Executive Officers shall be eligible to receive Stock Bonus grants hereunder only after a determination of eligibility is made by the Committee, in its sole discretion.

13.   Other Awards.

        Other forms of Incentive Awards ("Other Awards") valued in whole or in part by reference to, or otherwise based on, Company Stock may be granted either alone or in addition to other Incentive Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Company Stock to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

14.   Non-Employee Director Formula Stock Options.

        The provisions of this Section 14 shall apply only to grants of Non-Qualified Stock Options to Non-Employee Directors, and, to the extent required by Rule 16b-3, shall not be amended more than every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder.

  (a)
  General.

    Non-Employee Directors shall receive Non-Qualified Stock Options under the Plan. The exercise price per share of Company Stock purchasable under Non-Qualified Stock Options granted to Non-Employee Directors shall be the Fair Market Value of a share of Company Stock on the date of grant. No Non-Qualified Stock Option granted to a Non-Employee Director may be subject to an acceleration of exercisability except upon a Change in Control as described in Section 7(f).

  (b)
  Initial Grants to Subsequent Directors.

    Each Subsequent Director shall, at the time such director becomes a member of the Board of Directors, be granted automatically a Non-Qualified Stock Option to purchase 5,000 shares of Company Stock.

  (c)
  Subsequent Grants to Directors.

    On the date of each annual meeting of the stockholders of DRS subsequent to the annual meeting immediately following the Effective Date, each continuing Initial Director will be granted automatically a Non-Qualified Stock Option to purchase 2,500 shares of Company Stock; provided, however, that in no event shall a continuing Initial Director be granted Non-Qualified Stock Options to purchase more than 2,500 shares of Company Stock under the Plan or any other stock option plan of the Company during any tax year of the Company. On the date of each annual meeting of the stockholders of DRS subsequent to a Subsequent Director's becoming a member of the Board of Directors, such Subsequent Director shall be granted automatically a Non-Qualified Stock Option to purchase 2,500 shares of Company Stock.

  (d)
  Method and Time of Payment.

    The Option exercise price shall be paid in full, at the time of exercise, in cash (including cash received from the Company as compensation or, in the discretion of the Committee, cash borrowed from the Company on such terms and subject to such conditions as the Committee shall prescribe), in shares of Company Stock having a Fair Market Value equal to such Option exercise price, in a combination of cash and Company Stock or through a cashless exercise procedure.

  (e)
  Term and Exercisability.

    Each Non-Qualified Stock Option granted under this Section 14 shall (1) be exercisable as to 100% of the shares of Company Stock covered thereby on the first anniversary of the date that the Non-Qualified Stock Option is granted and (2) expire ten years from the date of grant.

  (f)
  Termination.

    In the event of the termination of a Non-Employee Director's service with DRS other than for Cause, any Non-Qualified Stock Option granted to such Non-Employee Director under this Section 14, to the extent that it is exercisable on the date of such termination, may be exercised by such Non-Employee Director (or, if applicable, by his or her executors, administrator, legatees or distributees) until the earlier of (1) the date that is two years from the date of such termination or (2) the expiration of such Non-Qualified Stock Option. In the event of the termination of a Non-Employee Director's service with DRS for Cause, all outstanding Non-Qualified Stock Options granted to such Non-Employee Director shall expire at the commencement of business on the date of such termination.

15.   Rights as a Stockholder.

        No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(c), no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

16.   No Special Employment Rights; No Right to Incentive Award.

        Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant.

        No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a participant at any time shall neither require the Committee to grant any other Incentive Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

17.   Securities Matters.

  (a)
  DRS shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, DRS shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until DRS is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

  (b)
  The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to DRS shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

18.   Withholding Taxes.

        Whenever cash is to be paid pursuant to an Incentive Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

        Whenever shares of Company Stock are to be delivered pursuant to an Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined (the "Tax Date"). Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Incentive Award.

19.   Notification of Election Under Section 83(b) of the Code.

        If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and a notification required pursuant to regulation issued under the authority of Section 83(b) of the Code.

20.   Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.

        Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

21.   Amendment or Termination of the Plan.

        The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent ~~required by Rule 16b-3 or by any comparable or successor exemption under which the Board of Directors believes it is appropriate for the Plan to qualify, or if and to the extent~~ the Board of Directors determines that such approval is appropriate for purposes of satisfying Sections 162(m) or 422 of the Code. Incentive Awards may be granted under the Plan prior to the receipt of such stockholder approval but each such grant shall be subject in its entirety to such approval and no award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any outstanding Incentive Award.

22.   Transfers Upon Death; Nonassignability.

        Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Incentive Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.

        During a Participant's lifetime, the Committee may permit the transfer, assignment or other encumbrance of an outstanding Option unless (y) such Option is an Incentive Stock Option and the Committee and the Participant intends that it shall retain such status, or (z) such Option is meant to qualify for the exemptions available under Rule 16b-3, nontransferability is necessary under Rule 16b-3 in order for the award to so qualify and the Committee and the Participant intend that it shall continue to so qualify. Subject to any conditions as the Committee may prescribe, a Participant may, upon providing written notice to the Secretary of DRS, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration.

23.   Expenses and Receipts.

        The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

24.   Failure to Comply.

        In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

25.   Effective Date and Term of Plan.

        The Plan became effective on the Effective Date, but the Plan (and any grants of Incentive Awards made prior to stockholder approval of the Plan) shall be subject to the requisite approval of the stockholders of DRS. In the absence of such approval, such Incentive Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Incentive Awards under the Plan will terminate on the tenth anniversary of the Effective Date. Incentive Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

26.   Applicable Law.

        Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

27.   Participant Rights.

        No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Incentive Award shall have no rights as a stockholder with respect to any shares covered by any award until the date of the issuance of a Company Stock certificate to him or her for such shares.

28.   Unfunded Status of Awards.

        The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Incentive Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

29.   No Fractional Shares.

        No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Incentive Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

30.   Beneficiary.

        A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

31.   Interpretation.

        The Plan is designated and intended to comply with Rule 16b-3 and, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

32.   Severability.

        If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Exhibit C

DRS TECHNOLOGIES, INC.

Form of Proxy Solicited on Behalf of the Board of Directors
For the Special Meeting of Stockholders to Be Held on January 22, 2004

        The undersigned, revoking all previous proxies, appoints Mark S. Newman and Nina Laserson Dunn, and each of them, acting unanimously if more than one be present, attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the special meeting of stockholders of DRS Technologies, Inc. (the "Company") to be held on Thursday, January 22, 2004, and at any adjournments or postponements thereof, and to vote all shares of common stock of the Company which the undersigned is entitled to vote, on all matters coming before said meeting. The proxies are instructed to vote as directed below with respect to the matters listed hereon and in their discretion on all other matters coming before the meeting.

(continued on reverse side)

Address Change/Comments (mark corresponding box on reverse side)

☐ Please Mark Here for Address Change or Comments SEE REVERSE SIDE
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1.	To amend DRS's certificate of incorporation, as amended, to increase its authorized common stock from 30,000,000 shares to 50,000,000 shares.	FOR	☐	AGAINST	☐	ABSTAIN	☐

2.
	To amend and restate DRS's 1996 Omnibus Plan, as amended, to (i) increase the maximum number of shares available for awards from 3,875,000 to 5,875,000 and (ii) make the other changes set forth in the form of Proposed Amended and Restated Plan attached as Exhibit B to the proxy statement, dated December 22, 2003.	FOR	☐	AGAINST	☐	ABSTAIN	☐

3.	In their discretion, the proxies are authorized to vote upon any other matters coming before the meeting.	FOR	☐	AGAINST	☐	ABSTAIN	☐

PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE			The shares represented by this proxy will be voted on proposals (1), (2), and (3) in accordance with the specification made "for" such proposals if there is no specification; provided that broker proxies will only be voted for approval of proposal (2) if the beneficial owner of the shares instructs the broker to so vote.

Signature:	Signature:	Date:

Please sign as your name appears above. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer.

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59PM Eastern Time the day prior to the special meeting date.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://1www.eproxy.com/drs		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given	OR	Mark, sign and date your proxy cared and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

QuickLinks

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held on January 22, 2004
YOUR VOTE IS IMPORTANT
TABLE OF CONTENTS
PROPOSAL 1: AMENDMENT TO DRS'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 30,000,000 TO 50,000,000
PROPOSAL 2: AMENDMENT AND RESTATEMENT OF THE 1996 OMNIBUS PLAN
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND AND RESTATE THE 1996 OMNIBUS PLAN.
VOTING AND REVOCATION OF PROXIES
Voting Rights
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION OF DIRECTORS
EXECUTIVE COMPENSATION
Summary Compensation Table
Pension Plan Table(a)
STOCK OPTIONS
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Equity Compensation Plans
EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE
PERFORMANCE GRAPH
Comparison of Five-Year Cumulative Total Return* Among DRS Common Stock, NYSE Market Index and Peer Group Index
STOCKHOLDERS' PROPOSALS
OTHER MATTERS
SOLICITATION EXPENSES
FORM OF CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF DRS TECHNOLOGIES, INC.
DRS TECHNOLOGIES, INC. FORM OF PROPOSED AMENDED AND RESTATED 1996 OMNIBUS PLAN (Marked to show proposed changes)
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.